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                                                                  EXHIBIT 23.13

                           CONSENT OF ALLEN J. MODEL

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Gotham Golf Corp. in the Registration Statement on Form S-4, dated May 13, 2002.

                                                      By: /S/  ALLEN J. MODEL
                                                      -----------------------
                                                          Allen J. Model

May 13, 2002